                                                                    Exhibit 99.2

                        Correctional Services Corporation

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Correctional Services Corporation, (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James F. Slattery, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



  /s/ Bernard A. Wagner
---------------------------------
Bernard A. Wagner
Senior Vice President and
Chief Financial Officer
March 31, 2003


A signed original of this written statement required by Section 906 has been provided to Bernard A. Wagner and will be retained by Correctional Services Corporation and furnished to the Securities and Exchange Commission or its staff upon request.